CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

     This Convertible Debenture Purchase Agreement (this "Agreement") is entered into as of this  2nd day of November, 2015, by and between Diamond Technology Enterprises, Inc., a Delaware corporation (the "Company"), and the Creditor, Summit Trading LTD, listed on Exhibit A (the "Creditor").

     1.   Purchase and Sale of Debentures.

          1.1  Authorization. Pursuant to this Agreement, the Company has authorized the issuance of one Secured Convertible Debenture in the form attached hereto as Exhibit B (a "Debenture").

          1.2  Issuance and Sale of Securities. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Creditor, and the Creditor hereby agrees to accept delivery from the Company of a Debenture.

          1.3  Advance of Funds.  The delivery of the Debenture shall take place at the offices of the Company located at 37 West 47th Street, New York, NY 10036 on November 2, 2015 (the "Closing").  At the Closing, the Company shall deliver to the Creditor the Debenture against delivery to the Company by the Creditor, by wire transfer of immediately available funds, twenty thousand dollars ($20,000.00), subject to the conditions set forth herein and in the Debenture

          1.4  Repayment Terms/Conversion.  Outstanding principal and accrued interest on the Debenture shall be fully due and payable in compliance with the terms set forth in the Debenture.  At the Creditor's option, if the Company fails to pay it any principal and/or accrued interest on May 2,2016 (the Maturity Date) or after acceleration, that Creditor may choose to have all or any part of the outstanding principal and accrued interest owing to that Creditor repaid in shares of Common Stock of the Company at a conversion rate equal to the following (the "Conversion Price"): At fifty percent (50%) of the closing bid price on the day of conversion per share.   In the event a Creditor chooses to convert any outstanding principal and/or accrued interest into Common Stock of the Company, that Creditor shall give written notice to the Company of such conversion no less than fifteen (15) business days prior to such conversion.

         1.5 Holder’s Conversion Limitations. The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Debenture may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, including without limitation, information and reports posted on the OTC Disclosure and News Service, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Debenture held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

     2.   Adjustment of Exercise Price and Number of Shares.  The Conversion Price and the number of shares of Common Stock subject to the Debentures (the "Debenture Stock") shall be subject to adjustment from time to time as follows:

          2.1  Subdivision or Combination of Stock.  If at any time or from time to time after the date of the Debentures (the "Issue Date") the Company shall subdivide its outstanding shares of Debenture Stock, the Conversion Price in effect immediately prior to such issuance or subdivision shall be proportionately reduced.  If the outstanding shares of Debenture Stock of the

Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          2.2  Adjustment for Stock Dividends.  If and whenever at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Debenture Stock or securities convertible into shares of Debenture Stock, the Conversion Price and the number of shares to be obtained upon exercise of the Debenture shall be proportionately adjusted to reflect the issuance of any shares of Debenture Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution.

          2.3  Adjustment for Reclassifications.  In case, at any time prior to the Debentures being paid in full, the Company undertakes any capital reorganization, reclassification of the Debenture Stock, the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving corporation), or of the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Debenture shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition (a "Reclassification"), be exercisable so that upon conversion the Creditor shall procure, in lieu of each share of Debenture Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such Reclassification by the holder of one share issuable upon exercise of the Debentures had the Debentures been exercised immediately prior to such Reclassification at the price that would have been effective prior to such Reclassification.  The provisions of this Section 2.3 shall similarly apply to successive Reclassifications.

          2.4  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Company at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Creditor a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request at any time of a Creditor, furnish or cause to be furnished to that Creditor a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective Conversion Price and number of shares of Debenture Stock subject to the Debenture issued to that Creditor, and (iii) the then effective amount of securities (other than Debenture Stock) and other property, if any, which would be received upon exercise of the Debenture issued to that Creditor.

     3.   Representations and Warranties of the Company.  The Company hereby represents and warrants the following as of the date hereof and as of the date of Closing:

          3.1  Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify is reasonably likely to have a material adverse effect on its business or its properties.

          3.2  Authorization.  All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement, the Debenture and performance of all obligations of the Company hereunder and thereunder, has been or shall be taken by its Board of Directors prior to the Closing, and this Agreement and the Debenture, when executed and delivered, shall constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms.

          3.3  Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any third party or any federal, state or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated herein, except for the filling of a Form 8K with the Securities and Exchange Commission disclosing the instant transaction.

          3.4  No Conflicts.  Neither the execution and delivery of this Agreement or the Debenture by the Company nor the consummation by the Company of the transactions contemplated herein will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) violate in any material respect any statute, rule, regulation, order, writ, injunction, decree or arbitration award applicable to the Company or its assets, or (iii) breach in any material respect any other material agreement, undertaking, contract, or security agreement to which the Company is subject.

          3.5  No Defaults.  No Event of Default, as defined in this Agreement, shall have occurred and be continuing prior to the Closing or any subsequent advance.

     4.   Representations and Warranties of the Creditor. Creditor represents and warrants to the Company as follows:

          4.1  Authorization.  This Agreement, when executed and delivered, will constitute a valid and legally binding obligation of it, enforceable in accordance with its terms.

          4.2  Investment.  It is acquiring the Debenture to be sold by the Company to it, and any equity in the Company which it may receive therefrom for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").  It understands that the Debenture to be sold by the Company to it, and equity of the Company to be purchased or received have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Creditor's representations as expressed herein.  It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  It must bear the economic risk of this investment indefinitely unless the Company is able to repay as indicated or its conversion rights under the Debenture to be sold by the Company to it are registered pursuant to the Securities Act of 1933, as amended, or an exemption from registration is available.

     5.   Conditions of Creditor's Obligations at Closing.  The obligations of the Creditors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          5.1  Representations and Warranties. The representations and warranties of the Company contained herein shall be true on and as of the Closing.

          5.2  Performance/No Event of Default. The Company shall have performed and complied with all agreements and conditions contained herein to be performed or complied with by it on or before the Closing and there shall exist no Event of Default.

          5.3  Execution and Delivery of Debenture. The Company shall have authorized, executed and delivered the Debenture to the Creditor.

     6.   Conditions of the Company's Obligations at Closing.  The obligations of the Company under this Agreement are subject to the fulfillment on or before the Closing of the following condition:

          6.1  Representations and Warranties.  The representations and warranties of the Creditor contained herein shall be true on and as of the Closing.

     7.   Default.

          7.1  Events of Default.  With respect to the Debenture, and this Agreement, the following events are "Events of Default" thereunder and hereunder:

               (a)  Default shall be made by the Company in the payment of principal of or any interest on any Debenture after five (5) days' written notice from the applicable Creditor following the date when the same is due and payable; or

               (b)  Default shall be made in the due performance or observance of any other material covenant, agreement or provision herein, or in the Debenture, to be performed or observed by the Company, or a material breach shall exist in any representation or warranty herein contained as of the date when made, and such default or breach shall have continued for a period of thirty (30) days after written notice thereof to the Company from the Creditor; or

               (c)  The Company shall be involved in financial difficulties as evidenced:

                    (i)   by the Company filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the United States Bankruptcy Code (as now or in the future amended, the "Bankruptcy Code") or an admission seeking the relief therein provided;

                    (ii)  by the Company making a general assignment for the benefit of its creditors;

                    (iii) by the Company consenting to the appointment of a receiver or trustee for all or a substantial part of the property of the Company or approving as filed in good faith a petition filed against the Company under said Bankruptcy Code (in both cases without the consent of the Company);

                    (iv)  by the commencement of a proceeding or case, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case set forth in (i), (ii), or (iii) above continues undismissed or uncontroverted, or an order, judgment or decree approving or ordering any of the foregoing being entered and continuing unstayed and in effect, for a period of sixty (60) days; or

                    (v)   by the Company admitting in writing its inability to pay its debts as such debts become due; except as discussed and disclosed from time to time to the creditors and its representatives, or

               (d)  Company shall be terminated, dissolved or liquidated (as a matter of law or otherwise) or proceedings shall be commenced by the Company or by any person seeking the termination, dissolution or liquidation of the Company.

          7.2  Acceleration.  If any one or more Events of Default described in the above Section shall occur and be continuing, then the Creditor may, at its option and by written notice to the Company, declare the unpaid balance of the Debenture owing to said Creditor to be forthwith due and payable and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by the Company.

     8. Intentionally deleted.

     9.  Miscellaneous.

          9.1  Notices. All notices, requests, demands and other communications under this Agreement, the Debenture and the Security Agreement shall be in writing and shall be deemed to have been duly "given" on the date of delivery, if delivery is made personally or by telegram or telecopy to the party to whom notice is to be given, or upon receipt if mailed by first class mail, either registered or certified, postage prepaid and properly addressed as follows:

          If to the Company:

37 West 47th Street, Suite 1301

New York, New York 10036

Attn: Eduard Musheyev

          If to the Creditor:

At the addresses set forth on Exhibit A

Each party may change its address for purposes of this Section by giving the other parties written notice of the new address in the manner set forth above.

          9.2  Remedies.  No failure on the part of the Creditor to exercise, and no delay on the part of the Creditor in exercising, any right hereunder or under the Debenture, or the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right owned by it preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          9.3  Costs and Expenses.  Each party shall pay it’s own costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by it in connection with the documentation of this Agreement, the Debenture, and other documents to be delivered hereunder.

          9.4  Binding Effect; Governing Law.  This Agreement, and the Debenture shall be binding upon and inure to the benefit of the Company and the Creditor and their respective successors, except that no party shall have the right to assign its rights or obligations hereunder, in the Debentures, or any interest herein or therein.  This Agreement and the Debenture shall be governed by, and construed in accordance with, the internal laws of the State of New York (without reference to any principles of conflicts of laws).

          9.5  Counterparts.  This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

          9.6  Term. This Agreement shall terminate upon repayment or conversion of all of the

Debenture.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Company                       Diamond Technology Enterprises, Inc.

__________________________

by: Eduard Musheyev, President/CEO

Creditor                        Summit Trading LTD

_____________________________

by: Daryl Orenge- Attorney in Fact

EXHIBIT A

CREDITORS

Commitment

                                                                 ----------

Name of Creditor:

Summit Trading Ltd                                                             $20,000.00

904 Silver Spur Rd #257

Rolling Hills Estates, CA 90274

EXHIBIT B

         THIS DEBENTURE IS SUBJECT TO A CONVERTIBLE DEBENTURE PURCHASE AGREEMENT DATED November 2, 2015.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE BORROWER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND BLUE SKY LAWS.

CONVERTIBLE DEBENTURE

$20,000.00

                               November 2, 2015

          For Value Received, the undersigned, Diamond Technologies Enterprises, Inc., a Delaware corporation ("Borrower"), under the terms of this Convertible Debenture ("Debenture") hereby unconditionally promises to pay to the order of Summit Trading LTD ("Creditor"), by wire transfer to such account as Creditor shall provide notice of to Borrower or by check, in lawful money of the United States of America and in immediately available funds, the principal amount borrowed and outstanding hereunder as certified to by Creditor in its notice to Borrowers but at any time not to exceed $20,000.00 and such interest as will have accrued and been outstanding, both payable in the manner set forth below. Borrower may repay any amounts borrowed hereunder and reborrow any amounts repaid, up to the Commitment, without penalty or premium from the date hereof through May 2, 2016 (the "Drawdown Period").

          Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in that certain Convertible Debenture Purchase Agreement ("Purchase Agreement") dated of even date herewith between the Borrower and Creditor.

          This Debenture is the Debenture referred to in the Purchase Agreement.

1.

Repayment. Interest on each advance shall be due and payable monthly on the Maturity Date.  For each advance, all outstanding principal and accrued interest shall be fully due and payable on the earlier of May 2, 2016 (the Maturity Date) the date which is six months from the date the advance was initially borrowed, or, subject to the right of the Creditor to accelerate after the occurrence and continuance of an Event of Default as defined in the Purchase Agreement. Principal and accrued interest shall be paid by wire transfer or by check. At Creditor's option, if Borrower fails to pay all outstanding principal and interest on the Maturity Date, or upon acceleration, Creditor may choose to have all or any part of the outstanding principal and accrued interest repaid in shares of Common Stock of the Borrower at fifty percent (50%) of the closing bid price on the day of conversion per share (subject to adjustment as set forth in Section 2 of the Purchase Agreement). In the event that Creditor chooses to convert outstanding principal and accrued interest into Common Stock of the Borrower, Creditor shall give written notice to the Borrower of such anticipated conversion no less than fifteen (15) business days prior to the date of conversion.

2.

 Interest. Simple interest shall accrue on the outstanding principal amount hereof from the date funds are advanced until payment in full is received by Creditor, which interest shall be equal to 6% per annum.

3.

 Default. Borrower's failure to pay timely the amounts due under this Debenture pursuant to the terms hereof shall constitute an Event of Default as defined in the Purchase Agreement.

4.

Waiver. Except as provided for herein, Borrower waives presentment, notice of dishonor, protest or notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon and diligence in taking any action to collect any sums owing under this Debenture or in any proceeding against any of the rights or interests in or to the properties or assets securing payment of this Debenture.

5.

Governing Law. This Debenture shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

6.

Successors. The provisions of this Debenture shall inure to the benefit of and be binding on any successor or Creditor. This Debenture cannot be assigned by any party hereto.

7.

Legal Interest Rate. Notwithstanding anything herein to the contrary, in no event shall Borrower be obligated to pay interest in excess of the legal limit of the State of New York. In the event such interest is determined to have been paid, such excess shall be deemed to have been paid on the principal balance outstanding on this Debenture.

Diamond Technologies Enterprises, Inc., a Delaware corporation

                                        By:___________________________________

                                        Eduard Musheyev, President/CEO

CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

     This Convertible Debenture Purchase Agreement (this "Agreement") is entered into as of this 2nd date of November 2015, by and between Diamond Technology Enterprises, Inc., a Delaware corporation (the "Company"), and the Creditor, Precision Technology Services Inc., listed on Exhibit A (the "Creditor").

     1.   Purchase and Sale of Debentures.

          1.1  Authorization. Pursuant to this Agreement, the Company has authorized the issuance of one Secured Convertible Debenture in the form attached hereto as Exhibit B (a "Debenture").

          1.2  Issuance and Sale of Securities. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Creditor, and the Creditor hereby agrees to accept delivery from the Company of a Debenture.

          1.3  Advance of Funds.  The delivery of the Debenture shall take place at the offices of the Company located 37 West 47th Street , New York, NY 10036 on November 2, 2015 (the "Closing").  At the Closing, the Company shall deliver to the Creditor the Debenture against delivery to the Company by the Creditor, from time to time on a pro rata basis by wire transfer of immediately available funds, in the amount of twenty thousand dollars ( $20,000.00)), subject to the conditions set forth herein and in the Debenture;

          1.4  Repayment Terms/Conversion.  Outstanding principal and accrued interest on the Debenture shall be fully due and payable in compliance with the terms set forth in the Debenture.  At the Creditor's option, if the Company fails to pay it any principal and/or accrued interest on May 2, 2016 (the maturity date) or after acceleration, that Creditor may choose to have all or any part of the outstanding principal and accrued interest owing to that Creditor repaid in shares of Common Stock of the Company at a conversion rate equal to the following (the "Conversion Price"): At fifty percent (50%) of the closing bid price on the day of conversion per share.  In the event a Creditor chooses to convert any outstanding principal and/or accrued interest into Common Stock of the Company, that Creditor shall give written notice to the Company of such conversion no less than fifteen (15) business days prior to such conversion.

         1.5 Holder’s Conversion Limitations. The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Debenture may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, including without limitation, information and reports posted on the OTC Disclosure and News Service, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Debenture held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

     2.   Adjustment of Exercise Price and Number of Shares.  The Conversion Price and the number of shares of Common Stock subject to the Debentures (the "Debenture Stock") shall be subject to adjustment from time to time as follows:

          2.1  Subdivision or Combination of Stock.  If at any time or from time to time after the date of the Debentures (the "Issue Date") the Company shall subdivide its outstanding shares of Debenture Stock, the Conversion Price in effect immediately prior to such issuance or subdivision shall be proportionately reduced.  If the outstanding shares of Debenture Stock of the

Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          2.2  Adjustment for Stock Dividends.  If and whenever at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Debenture Stock or securities convertible into shares of Debenture Stock, the Conversion Price and the number of shares to be obtained upon exercise of the Debenture shall be proportionately adjusted to reflect the issuance of any shares of Debenture Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution.

          2.3  Adjustment for Reclassifications.  In case, at any time prior to the Debentures being paid in full, the Company undertakes any capital reorganization, reclassification of the Debenture Stock, the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving corporation), or of the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Debenture shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition (a "Reclassification"), be exercisable so that upon conversion the Creditor shall procure, in lieu of each share of Debenture Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such Reclassification by the holder of one share issuable upon exercise of the Debentures had the Debentures been exercised immediately prior to such Reclassification at the price that would have been effective prior to such Reclassification.  The provisions of this Section 2.3 shall similarly apply to successive Reclassifications.

          2.4  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Company at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Creditor a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request at any time of a Creditor, furnish or cause to be furnished to that Creditor a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective Conversion Price and number of shares of Debenture Stock subject to the Debenture issued to that Creditor, and (iii) the then effective amount of securities (other than Debenture Stock) and other property, if any, which would be received upon exercise of the Debenture issued to that Creditor.

     3.   Representations and Warranties of the Company.  The Company hereby represents and warrants the following as of the date hereof and as of the date of Closing:

          3.1  Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify is reasonably likely to have a material adverse effect on its business or its properties.

          3.2  Authorization.  All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement, the Debenture and performance of all obligations of the Company hereunder and thereunder, has been or shall be taken by its Board of Directors prior to the Closing, and this Agreement and the Debenture, when executed and delivered, shall constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms.

          3.3  Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any third party or any federal, state or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated herein, except for the filing of a Form 8K with the Securities and Exchange Commission disclosing the instant transaction.

          3.4  No Conflicts.  Neither the execution and delivery of this Agreement or the Debenture by the Company nor the consummation by the Company of the transactions contemplated herein will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) violate in any material respect any statute, rule, regulation, order, writ, injunction, decree or arbitration award applicable to the Company or its assets, or (iii) breach in any material respect any other material agreement, undertaking, contract, or security agreement to which the Company is subject.

          3.5  No Defaults.  No Event of Default, as defined in this Agreement, shall have occurred and be continuing prior to the Closing or any subsequent advance.

     4.   Representations and Warranties of the Creditor. Creditor represents and warrants to the Company as follows:

          4.1  Authorization.  This Agreement, when executed and delivered, will constitute a valid and legally binding obligation of it, enforceable in accordance with its terms.

          4.2  Investment.  It is acquiring the Debenture to be sold by the Company to it, and any equity in the Company which it may receive therefrom for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").  It understands that the Debenture to be sold by the Company to it, and equity of the Company to be purchased or received have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Creditor's representations as expressed herein.  It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  It must bear the economic risk of this investment indefinitely unless the Company is able to repay as indicated or its conversion rights under the Debenture to be sold by the Company to it are registered pursuant to the Securities Act of 1933, as amended, or an exemption from registration is available.

     5.   Conditions of Creditor's Obligations at Closing.  The obligations of the Creditors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          5.1  Representations and Warranties. The representations and warranties of the Company contained herein shall be true on and as of the Closing.

          5.2  Performance/No Event of Default. The Company shall have performed and complied with all agreements and conditions contained herein to be performed or complied with by it on or before the Closing and there shall exist no Event of Default.

          5.3  Execution and Delivery of Debenture. The Company shall have authorized, executed and delivered the Debenture to the Creditor.

     6.   Conditions of the Company's Obligations at Closing.  The obligations of the Company under this Agreement are subject to the fulfillment on or before the Closing of the following condition:

          6.1  Representations and Warranties.  The representations and warranties of the Creditor contained herein shall be true on and as of the Closing.

     7.   Default.

          7.1  Events of Default.  With respect to the Debenture, and this Agreement, the following events are "Events of Default" thereunder and hereunder:

               (a)  Default shall be made by the Company in the payment of principal of or any interest on any Debenture after five (5) days' written notice from the applicable Creditor following the date when the same is due and payable; or

               (b)  Default shall be made in the due performance or observance of any other material covenant, agreement or provision herein, or in the Debenture, to be performed or observed by the Company, or a material breach shall exist in any representation or warranty herein contained as of the date when made, and such default or breach shall have continued for a period of thirty (30) days after written notice thereof to the Company from the Creditor; or

               (c)  The Company shall be involved in financial difficulties as evidenced:

                    (i)   by the Company filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the United States Bankruptcy Code (as now or in the future amended, the "Bankruptcy Code") or an admission seeking the relief therein provided;

                    (ii)  by the Company making a general assignment for the benefit of its creditors;

                    (iii) by the Company consenting to the appointment of a receiver or trustee for all or a substantial part of the property of the Company or approving as filed in good faith a petition filed against the Company under said Bankruptcy Code (in both cases without the consent of the

Company);

                    (iv)  by the commencement of a proceeding or case, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case set forth in (i), (ii), or (iii) above continues undismissed or uncontroverted, or an order, judgment or decree approving or ordering any of the foregoing being entered and continuing unstayed and in effect, for a period of sixty (60) days; or

                    (v)   by the Company admitting in writing its inability to pay its debts as such debts become due; except as discussed and disclosed from time to time to the creditors and its representatives, or

               (d)  Company shall be terminated, dissolved or liquidated (as a matter of law or otherwise) or proceedings shall be commenced by the Company or by any person seeking the termination, dissolution or liquidation of the Company.

          7.2  Acceleration.  If any one or more Events of Default described in the above Section shall occur and be continuing, then the Creditor may, at its option and by written notice to the Company, declare the unpaid balance of the Debenture owing to said Creditor to be forthwith due and payable and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by the Company.

     8. Intentionally deleted.

     9.  Miscellaneous.

          9.1  Notices. All notices, requests, demands and other communications under this Agreement, the Debenture and the Security Agreement shall be in writing and shall be deemed to have been duly "given" on the date of delivery, if delivery is made personally or by telegram or telecopy to the party to whom notice is to be given, or upon receipt if mailed by first class mail, either registered or certified, postage prepaid and properly addressed as follows:

          If to the Company:

37 West 47th Street, Suite 1301

New York, New York 10036

Attn: Eduard Musheyev

          If to the Creditor:

At the addresses set forth on Exhibit A

Each party may change its address for purposes of this Section by giving the other parties written notice of the new address in the manner set forth above.

          9.2  Remedies.  No failure on the part of the Creditor to exercise, and no delay on the part of the Creditor in exercising, any right hereunder or under the Debenture, or the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right owned by it preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          9.3  Costs and Expenses.  Each party shall pay it’s own costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by it in connection with the documentation of this Agreement, the Debenture, and other documents to be delivered hereunder.

          9.4  Binding Effect; Governing Law.  This Agreement, and the Debenture shall be binding upon and inure to the benefit of the Company and the Creditor and their respective successors, except that no party shall have the right to assign its rights or obligations hereunder, in the Debentures, or any interest herein or therein.  This Agreement and the Debenture shall be governed by, and construed in accordance with, the internal laws of the State of New York (without reference to any principles of conflicts of laws).

          9.5  Counterparts.  This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

          9.6  Term. This Agreement shall terminate upon repayment or conversion of all of the

Debenture.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Company                       Diamond Technology Enterprises Inc.

__________________________

by: Eduard Musheyev, President/CEO

Creditor                        Precision Technology Services Inc.

_____________________________

by:

EXHIBIT A

CREDITORS

Commitment

                                                                 ----------

Name of Creditor:

Precision Technology Services Inc.

$20,000.00

626 RXR Plaza

Uniondale, NY 11556

EXHIBIT B

         THIS DEBENTURE IS SUBJECT TO A CONVERTIBLE DEBENTURE PURCHASE AGREEMENT DATED November 2, 2015.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE BORROWER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND BLUE SKY LAWS.

CONVERTIBLE DEBENTURE

$20,000.00

                               November 2, 2015

          For Value Received, the undersigned, Diamond Technologies Enterprises, Inc., a Delaware corporation ("Borrower"), under the terms of this Convertible Debenture ("Debenture") hereby unconditionally promises to pay to the order of Summit Trading LTD ("Creditor"), by wire transfer to such account as Creditor shall provide notice of to Borrower or by check, in lawful money of the United States of America and in immediately available funds, the principal amount borrowed and outstanding hereunder as certified to by creditor in tits notice to Borrowers but at any time not to exceed $20,000.00 and such interest as will have accrued and been outstanding, both payable in the manner set forth below, such funds to be advanced by the Creditor to Borrower from time to time upon the request of Borrower. Borrower may repay any amounts borrowed hereunder and reborrow any amounts repaid, up to the Commitment, without penalty or premium from the date hereof through May 2, 2016 (the "Drawdown Period").

          Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in that certain Convertible Debenture Purchase Agreement ("Purchase Agreement") dated of even date herewith between the Borrower and Creditor.

          This Debenture is the Debenture referred to in the Purchase Agreement.

1.

Repayment. Interest on each advance shall be due and payable on the Maturity Date.  All outstanding principal and accrued interest shall be fully due and payable on the earlier of May 2, 2016: the date which is six months from the date the advance was initially borrowed, subject to the right of the Creditor to accelerate after the occurrence and continuance of an Event of Default as defined in the Purchase Agreement. Principal and accrued interest shall be paid by wire transfer or by check. At Creditor's option, if Borrower fails to pay all outstanding principal and interest on the Maturity Date, or upon acceleration, Creditor may choose to have all or any part of the outstanding principal and accrued interest repaid in shares of Common Stock of the Borrower at fifty percent (50%) of the closing bid price on the day of conversion per share (subject to adjustment as set forth in Section 2 of the Purchase Agreement). In the event that Creditor chooses to convert outstanding principal and accrued interest into Common Stock of the Borrower, Creditor shall give written notice to the Borrower of such anticipated conversion no less than fifteen (15) business days prior to the date of conversion.

2.

 Interest. Simple interest shall accrue on the outstanding principal amount hereof from the date funds are advanced until payment in full is received by Creditor, which interest shall be equal to 6% per annum.

3.

 Default. Borrower's failure to pay timely the amounts due under this Debenture pursuant to the terms hereof shall constitute an Event of Default as defined in the Purchase Agreement.

4.

Waiver. Except as provided for herein, Borrower waives presentment, notice of dishonor, protest or notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon and diligence in taking any action to collect any sums owing under this Debenture or in any proceeding against any of the rights or interests in or to the properties or assets securing payment of this Debenture.

5.

Governing Law. This Debenture shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

6.

Successors. The provisions of this Debenture shall inure to the benefit of and be binding on any successor or Creditor. This Debenture cannot be assigned by any party hereto.

7.

Legal Interest Rate. Notwithstanding anything herein to the contrary, in no event shall Borrower be obligated to pay interest in excess of the legal limit of the State of New York. In the event such interest is determined to have been paid, such excess shall be deemed to have been paid on the principal balance outstanding on this Debenture.

Diamond Technologies Enterprises, Inc., a Delaware corporation

                                        By:___________________________________

                                        Eduard Musheyev, President/CEO

CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

     This Convertible Debenture Purchase Agreement (this "Agreement") is entered into as of this 2nd  day of November ,2015, by and between Diamond Technology Enterprises, Inc., a Delaware corporation (the "Company"), and the Creditor, Summit Trading LTD, listed on Exhibit A (the "Creditor").

     1.   Purchase and Sale of Debentures.

          1.1  Authorization. Pursuant to this Agreement, the Company has authorized the issuance of one Secured Convertible Debenture in the form attached hereto as Exhibit B (a "Debenture").

          1.2  Issuance and Sale of Securities. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Creditor, and the Creditor hereby agrees to accept delivery from the Company of a Debenture.

          1.3  Advance of Funds.  The delivery of the Debenture shall take place at the offices of The Company 37 West 47th Street, New York, NY 10036, on November 2, 2015 (the "Closing").  At the Closing, the Company shall deliver to the Creditor the Debenture against delivery to the Company by the Creditor of the Promissory Notes totaling  $38,358.91 that have heretofore   been issued by the Company, all of which notes shall be deemed cancelled and of no further force and effect.  This Debenture Agreement replaces such Notes which shall be deemed null and void from and after the date of closing,

          1.4  Repayment Terms/Conversion.  Outstanding principal and accrued interest on the Debenture shall be fully due and payable in compliance with the terms set forth in the Debenture.  At the Creditor's option, if the Company fails to pay it any principal and/or accrued interest on May 2, 2016 the Maturity Date, or after acceleration, that Creditor may choose to have all or any part of the outstanding principal and accrued interest owing to that Creditor repaid in shares of Common Stock of the Company at a conversion rate equal to the following (the "Conversion Price"): At fifty percent (50%) of the closing bid price on the day of conversion per share.  In the event a Creditor chooses to convert any outstanding principal and/or accrued interest into Common Stock of the Company, that Creditor shall give written notice to the Company of such conversion no less than fifteen (15) business days prior to such conversion.

         1.5 Holder’s Conversion Limitations. The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Debenture may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, including without limitation, information and reports posted on the OTC Disclosure and News Service, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Debenture held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

     2.   Adjustment of Exercise Price and Number of Shares.  The Conversion Price and the number of shares of Common Stock subject to the Debentures (the "Debenture Stock") shall be subject to adjustment from time to time as follows:

          2.1  Subdivision or Combination of Stock.  If at any time or from time to time after the date of the Debentures (the "Issue Date") the Company shall subdivide its outstanding shares of Debenture Stock, the Conversion Price in effect immediately prior to such issuance or subdivision shall be proportionately reduced.  If the outstanding shares of Debenture Stock of the

Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          2.2  Adjustment for Stock Dividends.  If and whenever at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Debenture Stock or securities convertible into shares of Debenture Stock, the Conversion Price and the number of shares to be obtained upon exercise of the Debenture shall be proportionately adjusted to reflect the issuance of any shares of Debenture Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution.

          2.3  Adjustment for Reclassifications.  In case, at any time prior to the Debentures being paid in full, the Company undertakes any capital reorganization, reclassification of the Debenture Stock, the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving corporation), or of the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Debenture shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition (a "Reclassification"), be exercisable so that upon conversion the Creditor shall procure, in lieu of each share of Debenture Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such Reclassification by the holder of one share issuable upon exercise of the Debentures had the Debentures been exercised immediately prior to such Reclassification at the price that would have been effective prior to such Reclassification.  The provisions of this Section 2.3 shall similarly apply to successive Reclassifications.

          2.4  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Company at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Creditor a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request at any time of a Creditor, furnish or cause to be furnished to that Creditor a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective Conversion Price and number of shares of Debenture Stock subject to the Debenture issued to that Creditor, and (iii) the then effective amount of securities (other than Debenture Stock) and other property, if any, which would be received upon exercise of the Debenture issued to that Creditor.

     3.   Representations and Warranties of the Company.  The Company hereby represents and warrants the following as of the date hereof and as of the date of Closing:

          3.1  Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify is reasonably likely to have a material adverse effect on its business or its properties.

          3.2  Authorization.  All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement, the Debenture and performance of all obligations of the Company hereunder and thereunder, has been or shall be taken by its Board of Directors prior to the Closing, and this Agreement and the Debenture, when executed and delivered, shall constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms.

          3.3  Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any third party or any federal, state or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated herein, except for the filing of a Form 8K with the Securities and Exchange Commission disclosing the instant transaction.

          3.4  No Conflicts.  Neither the execution and delivery of this Agreement or the Debenture by the Company nor the consummation by the Company of the transactions contemplated herein will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) violate in any material respect any statute, rule, regulation, order, writ, injunction, decree or arbitration award applicable to the Company or its assets, or (iii) breach in any material respect any other material agreement, undertaking, contract, or security agreement to which the Company is subject.

          3.5  No Defaults.  No Event of Default, as defined in this Agreement, shall have occurred and be continuing prior to the Closing or any subsequent advance.

     4.   Representations and Warranties of the Creditor. Creditor represents and warrants to the Company as follows:

          4.1  Authorization.  This Agreement, when executed and delivered, will constitute a valid and legally binding obligation of it, enforceable in accordance with its terms.

          4.2  Investment.  It is acquiring the Debenture to be sold by the Company to it, and any equity in the Company which it may receive therefrom for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").  It understands that the Debenture to be sold by the Company to it, and equity of the Company to be purchased or received have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Creditor's representations as expressed herein.  It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  It must bear the economic risk of this investment indefinitely unless the Company is able to repay as indicated or its conversion rights under the Debenture to be sold by the Company to it are registered pursuant to the Securities Act of 1933, as amended, or an exemption from registration is available.

     5.   Conditions of Creditor's Obligations at Closing.  The obligations of the Creditors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          5.1  Representations and Warranties. The representations and warranties of the Company contained herein shall be true on and as of the Closing.

          5.2  Performance/No Event of Default. The Company shall have performed and complied with all agreements and conditions contained herein to be performed or complied with by it on or before the Closing and there shall exist no Event of Default.

          5.3  Execution and Delivery of Debenture. The Company shall have authorized, executed and delivered the Debenture to the Creditor.

     6.   Conditions of the Company's Obligations at Closing.  The obligations of the Company under this Agreement are subject to the fulfillment on or before the Closing of the following condition:

          6.1  Representations and Warranties.  The representations and warranties of the Creditor contained herein shall be true on and as of the Closing.

     7.   Default.

          7.1  Events of Default.  With respect to the Debenture, and this Agreement, the following events are "Events of Default" thereunder and hereunder:

               (a)  Default shall be made by the Company in the payment of principal of or any interest on any Debenture after five (5) days' written notice from the applicable Creditor following the date when the same is due and payable; or

               (b)  Default shall be made in the due performance or observance of any other material covenant, agreement or provision herein, or in the Debenture, to be performed or observed by the Company, or a material breach shall exist in any representation or warranty herein contained as of the date when made, and such default or breach shall have continued for a period of thirty (30) days after written notice thereof to the Company from the Creditor; or

               (c)  The Company shall be involved in financial difficulties as evidenced:

                    (i)   by the Company filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the United States Bankruptcy Code (as now or in the future amended, the "Bankruptcy Code") or an admission seeking the relief therein provided;

                    (ii)  by the Company making a general assignment for the benefit of its creditors;

                    (iii) by the Company consenting to the appointment of a receiver or trustee for all or a substantial part of the property of the Company or approving as filed in good faith a petition filed against the Company under said Bankruptcy Code (in both cases without the consent of the

Company);

                    (iv)  by the commencement of a proceeding or case, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case set forth in (i), (ii), or (iii) above continues undismissed or uncontroverted, or an order, judgment or decree approving or ordering any of the foregoing being entered and continuing unstayed and in effect, for a period of sixty (60) days; or

                    (v)   by the Company admitting in writing its inability to pay its debts as such debts become due except as discussed and disclosed from time to time to the Creditors and its Representatives; or

               (d)  Company shall be terminated, dissolved or liquidated (as a matter of law or otherwise) or proceedings shall be commenced by the Company or by any person seeking the termination, dissolution or liquidation of the Company.

          7.2  Acceleration.  If any one or more Events of Default described in the above Section shall occur and be continuing, then the Creditor may, at its option and by written notice to the Company, declare the unpaid balance of the Debenture owing to said Creditor to be forthwith due and payable and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by the Company.

     8. Intentionally deleted.

     9.  Miscellaneous.

          9.1  Notices. All notices, requests, demands and other communications under this Agreement, the Debenture and the Security Agreement shall be in writing and shall be deemed to have been duly "given" on the date of delivery, if delivery is made personally or by telegram or telecopy to the party to whom notice is to be given, or upon receipt if mailed by first class mail, either registered or certified, postage prepaid and properly addressed as follows:

          If to the Company:

37 West 47th Street, Suite 1301

New York, New York 10036

Attn: Eduard Musheyev

          If to the Creditor:

At the addresses set forth on Exhibit A

Each party may change its address for purposes of this Section by giving the other parties written notice of the new address in the manner set forth above.

          9.2  Remedies.  No failure on the part of the Creditor to exercise, and no delay on the part of the Creditor in exercising, any right hereunder or under the Debenture, or the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right owned by it preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          9.3  Costs and Expenses.  Each party shall pay it’s own costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by it in connection with the documentation of this Agreement, the Debenture, and other documents to be delivered hereunder.

          9.4  Binding Effect; Governing Law.  This Agreement, and the Debenture shall be binding upon and inure to the benefit of the Company and the Creditor and their respective successors, except that no party shall have the right to assign its rights or obligations hereunder, in the Debentures, or any interest herein or therein.  This Agreement and the Debenture shall be governed by, and construed in accordance with, the internal laws of the State of New York (without reference to any principles of conflicts of laws).

          9.5  Counterparts.  This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

          9.6  Term. This Agreement shall terminate upon repayment or conversion of all of the

Debenture.

          9.7.  This is a replacement note for the original dated  Dec. 29,2014, and July 1, 2015

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Company                       Diamond Technology Enterprises Inc.

__________________________

by: Eduard Musheyev, President/CEO

Creditor                         Summit Trading LTD

_____________________________

by Daryl Orenge - Attorney in Fact

EXHIBIT A

CREDITORS

Commitment

                                                                 ----------

Name of Creditor  :

Summit Trading Ltd                                                             $38,358.21

904 Silver Spur Rd #257

Rolling Hills Estates, CA 90274

EXHIBIT B

         THIS DEBENTURE IS SUBJECT TO A CONVERTIBLE DEBENTURE PURCHASE AGREEMENT DATED November 2, 2015.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE BORROWER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND BLUE SKY LAWS.

CONVERTIBLE DEBENTURE

$38,358.21

                               November 2, 2015

          For Value Received, the undersigned, Diamond Technologies Enterprises, Inc., a Delaware corporation ("Borrower"), under the terms of this Convertible Debenture ("Debenture") hereby unconditionally promises to pay to the order of Summit Trading LTD ("Creditor"), by wire transfer to such account as Creditor shall provide notice of to Borrower or by check, in lawful money of the United States of America and in immediately available funds, the principal amount borrowed and outstanding hereunder at any time not to exceed $38,358.21 and such interest as will have accrued and been outstanding, both payable in the manner set forth below, such funds have heretofore been advanced by the Creditor to Borrower. Borrower may repay any amounts borrowed hereunder and reborrow any amounts repaid, up to the Commitment, without penalty or premium from the date hereof through May 2, 2016 (the "Drawdown Period").

          Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in that certain Convertible Debenture Purchase Agreement ("Purchase Agreement") dated of even date herewith between the Borrower and Creditor.

          This Debenture is the Debenture referred to in the Purchase Agreement.

1.

Repayment. Interest on each advance shall be due and payable on the Maturity Date.  All outstanding principal and accrued interest shall be fully due and payable on the earlier of May 2, 2016 (the "Maturity Date"): the date which is six months from the date the advance was initially borrowed, subject to the right of the Creditor to accelerate after the occurrence and continuance of an Event of Default as defined in the Purchase Agreement. Principal and accrued interest shall be paid by wire transfer or by check. At Creditor's option, if Borrower fails to pay all outstanding principal and interest on the Maturity Date,  or upon acceleration, Creditor may choose to have all or any part of the outstanding principal and accrued interest repaid in shares of Common Stock of the Borrower at fifty percent (50%) of the closing bid price on the day of conversion per share (subject to adjustment as set forth in Section 2 of the Purchase Agreement). In the event that Creditor chooses to convert outstanding principal and accrued interest into Common Stock of the Borrower, Creditor shall give written notice to the Borrower of such anticipated conversion no less than fifteen (15) business days prior to the date of conversion.

2.

 Interest. Simple interest shall accrue on the outstanding principal amount hereof from the date funds are advanced until payment in full is received by Creditor, which interest shall be equal to 6% per annum.

3.

 Default. Borrower's failure to pay timely any amounts due under this Debenture pursuant to the terms hereof shall constitute an Event of Default as defined in the Purchase Agreement.

4.

Waiver. Except as provided for herein, Borrower waives presentment, notice of dishonor, protest or notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon and diligence in taking any action to collect any sums owing under this Debenture or in any proceeding against any of the rights or interests in or to the properties or assets securing payment of this Debenture.

5.

Governing Law. This Debenture shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

6.

Successors. The provisions of this Debenture shall inure to the benefit of and be binding on any successor or Creditor. This Debenture cannot be assigned by any party hereto.

7.

Legal Interest Rate. Notwithstanding anything herein to the contrary, in no event shall Borrower be obligated to pay interest in excess of the legal limit of the State of New York. In the event such interest is determined to have been paid, such excess shall be deemed to have been paid on the principal balance outstanding on this Debenture.

Diamond Technologies Enterprises, Inc., a Delaware corporation

                                        By:___________________________________

                                        Eduard Musheyev, President/CEO

CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

     This Convertible Debenture Purchase Agreement (this "Agreement") is entered into as of this 2nd date of November 2015, by and between Diamond Technology Enterprises, Inc., a Delaware corporation (the "Company"), and the Creditor,  Precision Technology Services Inc., listed on Exhibit A (the "Creditor").

     1.   Purchase and Sale of Debentures.

          1.1  Authorization. Pursuant to this Agreement, the Company has authorized the issuance of one Secured Convertible Debenture in the form attached hereto as Exhibit B (a "Debenture").

          1.2  Issuance and Sale of Securities. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Creditor, and the Creditor hereby agrees to accept delivery from the Company of a Debenture.

          1.3  Advance of Funds.  The delivery of the Debenture shall take place at the offices of the Company located at 37 West 47th Street, New York, New York 10036 on November 2, 2015 (the "Closing").  At the Closing, the Company shall deliver to the Creditor the Debenture against delivery to the Company by the Creditor, the outstanding promissory notes heretofore issued to the Creditor or its affiliate totalling the principal sum of $31,750, that have heretofore been issued by the Company, all which Notes shall be deemed cancelled and of no further force and effect.  This debenture agreement replaces such notes which shall be deemed null and void from and after the date of the Closing

          1.4  Repayment Terms/Conversion.  Outstanding principal and accrued interest on the Debenture shall be fully due and payable in compliance with the terms set forth in the Debenture.  At the Creditor's option, if the Company fails to pay it any principal and/or accrued interest on May 2, 2016 ( the Maturity Date) or after acceleration, that Creditor may choose to have all or any part of the outstanding principal and accrued interest owing to that Creditor repaid in shares of Common Stock of the Company at a conversion rate equal to the following (the "Conversion Price"): At fifty percent (50%) of the closing bid price on the day of conversion per share.  In the event a Creditor chooses to convert any outstanding principal and/or accrued interest into Common Stock of the Company, that Creditor shall give written notice to the Company of such conversion no less than fifteen (15) business days prior to such conversion.

         1.5 Holder’s Conversion Limitations. The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the

Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Debenture may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, including without limitation, information and reports posted on the OTC Disclosure and News Service, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Debenture held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

     2.   Adjustment of Exercise Price and Number of Shares.  The Conversion Price and the number of shares of Common Stock subject to the Debentures (the "Debenture Stock") shall be subject to adjustment from time to time as follows:

          2.1  Subdivision or Combination of Stock.  If at any time or from time to time after the date of the Debentures (the "Issue Date") the Company shall subdivide its outstanding shares of Debenture Stock, the Conversion Price in effect immediately prior to such issuance or subdivision shall be proportionately reduced.  If the outstanding shares of Debenture Stock of the

Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          2.2  Adjustment for Stock Dividends.  If and whenever at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Debenture Stock or securities convertible into shares of Debenture Stock, the Conversion Price and the number of shares to be obtained upon exercise of the Debenture shall be proportionately adjusted to reflect the issuance of any shares of Debenture Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution.

          2.3  Adjustment for Reclassifications.  In case, at any time prior to the Debentures being paid in full, the Company undertakes any capital reorganization, reclassification of the Debenture Stock, the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving corporation), or of the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Debenture shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition (a "Reclassification"), be exercisable so that upon conversion the Creditor shall procure, in lieu of each share of Debenture Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such Reclassification by the holder of one share issuable upon exercise of the Debentures had the Debentures been exercised immediately prior to such Reclassification at the price that would have been effective prior to such Reclassification.  The provisions of this Section 2.3 shall similarly apply to successive Reclassifications.

          2.4  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Company at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Creditor a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request at any time of a Creditor, furnish or cause to be furnished to that Creditor a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective Conversion Price and number of shares of Debenture Stock subject to the Debenture issued to that Creditor, and (iii) the then effective amount of securities (other than Debenture Stock) and other property, if any, which would be received upon exercise of the Debenture issued to that Creditor.

     3.   Representations and Warranties of the Company.  The Company hereby represents and warrants the following as of the date hereof and as of the date of Closing:

          3.1  Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify is reasonably likely to have a material adverse effect on its business or its properties.

          3.2  Authorization.  All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement, the Debenture and performance of all obligations of the Company hereunder and thereunder, has been or shall be taken by its Board of Directors prior to the Closing, and this Agreement and the Debenture, when executed and delivered, shall constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms.

          3.3  Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any third party or any federal, state or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated herein, except for the filing of a Form 8K with the Securities and Exchange commission disclosing the instant transaction..

          3.4  No Conflicts.  Neither the execution and delivery of this Agreement or the Debenture by the Company nor the consummation by the Company of the transactions contemplated herein will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) violate in any material respect any statute, rule, regulation, order, writ, injunction, decree or arbitration award applicable to the Company or its assets, or (iii) breach in any material respect any other material agreement, undertaking, contract, or security agreement to which the Company is subject.

          3.5  No Defaults.  No Event of Default, as defined in this Agreement, shall have occurred and be continuing prior to the Closing or any subsequent advance.

     4.   Representations and Warranties of the Creditor. Creditor represents and warrants to the Company as follows:

          4.1  Authorization.  This Agreement, when executed and delivered, will constitute a valid and legally binding obligation of it, enforceable in accordance with its terms.

          4.2  Investment.  It is acquiring the Debenture to be sold by the Company to it, and any equity in the Company which it may receive therefrom for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").  It understands that the Debenture to be sold by the Company to it, and equity of the Company to be purchased or received have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Creditor's representations as expressed herein.  It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  It must bear the economic risk of this investment indefinitely unless the Company is able to repay as indicated or its conversion rights under the Debenture to be sold by the Company to it are registered pursuant to the Securities Act of 1933, as amended, or an exemption from registration is available.

     5.   Conditions of Creditor's Obligations at Closing.  The obligations of the Creditors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          5.1  Representations and Warranties. The representations and warranties of the Company contained herein shall be true on and as of the Closing.

          5.2  Performance/No Event of Default. The Company shall have performed and complied with all agreements and conditions contained herein to be performed or complied with by it on or before the Closing and there shall exist no Event of Default.

          5.3  Execution and Delivery of Debenture. The Company shall have authorized, executed and delivered the Debenture to the Creditor.

     6.   Conditions of the Company's Obligations at Closing.  The obligations of the Company under this Agreement are subject to the fulfillment on or before the Closing of the following condition:

          6.1  Representations and Warranties.  The representations and warranties of the Creditor contained herein shall be true on and as of the Closing.

     7.   Default.

          7.1  Events of Default.  With respect to the Debenture, and this Agreement, the following events are "Events of Default" thereunder and hereunder:

               (a)  Default shall be made by the Company in the payment of principal of or any interest on any Debenture after five (5) days' written notice from the applicable Creditor following the date when the same is due and payable; or

               (b)  Default shall be made in the due performance or observance of any other material covenant, agreement or provision herein, or in the Debenture, to be performed or observed by the Company, or a material breach shall exist in any representation or warranty herein contained as of the date when made, and such default or breach shall have continued for a period of thirty (30) days after written notice thereof to the Company from the Creditor; or

               (c)  The Company shall be involved in financial difficulties as evidenced:

                    (i)   by the Company filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the United States Bankruptcy Code (as now or in the future amended, the "Bankruptcy Code") or an admission seeking the relief therein provided;

                    (ii)  by the Company making a general assignment for the benefit of its creditors;

                    (iii) by the Company consenting to the appointment of a receiver or trustee for all or a substantial part of the property of the Company or approving as filed in good faith a petition filed against the Company under said Bankruptcy Code (in both cases without the consent of the Company);

                    (iv)  by the commencement of a proceeding or case, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case set forth in (i), (ii), or (iii) above continues undismissed or uncontroverted, or an order, judgment or decree approving or ordering any of the foregoing being entered and continuing unstayed and in effect, for a period of sixty (60) days; or

                    (v)   by the Company admitting in writing its inability to pay its debts as such debts become due, except as discussed and disclosed from time to time to the Creditor and its representatives; or

               (d)  Company shall be terminated, dissolved or liquidated (as a matter of law or otherwise) or proceedings shall be commenced by the Company or by any person seeking the termination, dissolution or liquidation of the Company.

          7.2  Acceleration.  If any one or more Events of Default described in the above Section shall occur and be continuing, then the Creditor may, at its option and by written notice to the Company, declare the unpaid balance of the Debenture owing to said Creditor to be forthwith due and payable and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by the Company.

     8. Intentionally deleted.

     9.  Miscellaneous.

          9.1  Notices. All notices, requests, demands and other communications under this Agreement, the Debenture and the Security Agreement shall be in writing and shall be deemed to have been duly "given" on the date of delivery, if delivery is made personally or by telegram or telecopy to the party to whom notice is to be given, or upon receipt if mailed by first class mail, either registered or certified, postage prepaid and properly addressed as follows:

          If to the Company:

37 West 47th Street, Suite 1301

New York, New York 10036

Attn: Eduard Musheyev

          If to the Creditor:

At the addresses set forth on Exhibit A

Each party may change its address for purposes of this Section by giving the other parties written notice of the new address in the manner set forth above.

          9.2  Remedies.  No failure on the part of the Creditor to exercise, and no delay on the part of the Creditor in exercising, any right hereunder or under the Debenture, or the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right owned by it preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          9.3  Costs and Expenses.  Each party shall pay it’s own costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by it in connection with the documentation of this Agreement, the Debenture, and other documents to be delivered hereunder.

          9.4  Binding Effect; Governing Law.  This Agreement, and the Debenture shall be binding upon and inure to the benefit of the Company and the Creditor and their respective successors, except that no party shall have the right to assign its rights or obligations hereunder, in the Debentures, or any interest herein or therein.  This Agreement and the Debenture shall be governed by, and construed in accordance with, the internal laws of the State of New York (without reference to any principles of conflicts of laws).

          9.5  Counterparts.  This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

          9.6  Term. This Agreement shall terminate upon repayment or conversion of all of the

Debenture.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Company                       Diamond Technology Enterprises Inc.

__________________________

By: Eduard Musheyev, President/CEO

Creditor                         ___________________________

_____________________________

by: Precision Technology Services Inc.

EXHIBIT A

CREDITORS

Commitment

                                                                 ----------

Name of Creditor:

Precision Technology Services Inc.                                                             $31,750.00

626 RXR Plaza

PMB #6793

Uniondale, NY 11556

EXHIBIT B

         THIS DEBENTURE IS SUBJECT TO A CONVERTIBLE DEBENTURE PURCHASE AGREEMENT DATED November 2, 2015.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE BORROWER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND BLUE SKY LAWS.

CONVERTIBLE DEBENTURE

$31,750.00

                               November 2, 2015

          For Value Received, the undersigned, Diamond Technologies Enterprises, Inc., a Delaware corporation ("Borrower"), under the terms of this Convertible Debenture ("Debenture") hereby unconditionally promises to pay to the order of Precision Technology Services Inc. ("Creditor"), by wire transfer to such account as Creditor shall provide notice of to Borrower or by check, in lawful money of the United States of America and in immediately available funds, the principal amount borrowed and outstanding hereunder at any time not to exceed $31,750.00 and such interest as will have accrued and been outstanding, both payable in the manner set forth below, such funds heretofore advanced by the Creditor to Borrower. Borrower may repay any amounts borrowed hereunder and reborrow any amounts repaid, up to the Commitment, without penalty or premium from the date hereof through May 2, 2016 (the "Drawdown Period").

          Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in that certain Convertible Debenture Purchase Agreement ("Purchase Agreement") dated of even date herewith between the Borrower and Creditor.

          This Debenture is the Debenture referred to in the Purchase Agreement.

1.

Repayment. Interest on each advance shall be due and payable on the Maturity Date.  All outstanding principal and accrued interest shall be fully due and payable on the earlier of May 2, 2016 (the "Maturity Date"):  the date which is six months from the date the Debenture Agreement, subject to the right of the Creditor to accelerate after the occurrence and continuance of an Event of Default as defined in the Purchase Agreement.  Principal and accrued interest shall be paid by wire transfer or by check. At Creditor's option, if Borrower fails to pay all outstanding principal and interest on the Maturity Date or upon acceleration, Creditor may choose to have all or any part of the outstanding principal and accrued interest repaid in shares of Common Stock of the Borrower at fifty percent (50%) of the closing bid price on the day of conversion per share (subject to adjustment as set forth in Section 2 of the Purchase Agreement). In the event that Creditor chooses to convert outstanding principal and accrued interest into Common Stock of the Borrower, Creditor shall give written notice to the Borrower of such anticipated conversion no less than fifteen (15) business days prior to the date of conversion.

2.

 Interest. Simple interest shall accrue on the outstanding principal amount hereof from the date funds are advanced until payment in full is received by Creditor, which interest shall be equal to 6% per annum.

3.

Default.  Borrower’s failure to pay timely any of the amounts due under this Debenture pursuant to the terms hereof shall constitute an Event of Default as defined in the Purchase Agreement.

4.

Waiver. Except as provided for herein, Borrower waives presentment, notice of dishonor, protest or notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon and diligence in taking any action to collect any sums owing under this Debenture or in any proceeding against any of the rights or interests in or to the properties or assets securing payment of this Debenture.

5.

Governing Law. This Debenture shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

6.

Successors. The provisions of this Debenture shall inure to the benefit of and be binding on any successor or Creditor. This Debenture cannot be assigned by any party hereto.

7.

Legal Interest Rate. Notwithstanding anything herein to the contrary, in no event shall Borrower be obligated to pay interest in excess of the legal limit of the State of New York. In the event such interest is determined to have been paid, such excess shall be deemed to have been paid on the principal balance outstanding on this Debenture.

Diamond Technologies Enterprises, Inc., a Delaware corporation

                                        By:___________________________________

                                        Eduard Musheyev, President/CEO